Exhibit 10.54

Contractor Information
Complete all fields.

Company Name	ANIP Acquisition Company, d/b/a/ ANI Pharmaceuticals, Inc.
Contract No.	V797P-2221D
RFM Point of Contact	Darlene Saccoman
Phone	218-634-3639
Email	dsaccoman@anipharmaceuticals.com
Date Submitted to FSS	08/22/2012

Schedule Program

Select the Schedule under which you are requesting to add products.

☐      65IIA Medical Equipment & Supplies

☐      65IIC Dental Equipment & Supplies

☐      65IIF Patient Mobility Devices

☐      65VA X-Ray Equipment & Supplies

☐      65VII Invitro Diagnostics, Reagents, Test Kits, and Test Sets

Special Item Numbers

Identify Special item Number (SIN) category(ies) under which the proposed products are classified.
Attach additional sheets as necessary.

Type of Administrative Change

1.      ☐       Company Name Change or Novation

Review FAR 42.12.  Novation and Change-of-Name Agreements, in its entirety and contact your contracting officer to ensure all required documents are submitted with this request.

Tax Identification Number (TIN)
Update	☐ CCR	☐ D&B

2.      ☐       Contact Information

New Telephone Number

New Fax Number

New Website

	Old Address	New Address
Address 1
Address 2
City, State, Zip
Country If outside the USA

3.      ☐       Administrative Point of Contact (POC)

Contract Requirements & Reminders	VA FSS

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POC Name & Title

Address

Phone Number

Fax Number

E-mail Address

4.      ☐       Signatory Authority Form

Include a revised Signatory Authority Form with the request.  The form is available online:
http://www.va.gov/oal/business/fss/modforms.asp

5.      ☒       Product Number Change

Provide the following information for all affected line items.  You may replace this suggested form with your own format as long as it contains all required information and attachments as necessary.  If you are offering multiple line items, please submit all line items on an Excel spreadsheet.

Old Product#	New Product#	Product Description
62559110606	62559011016	Metoclopramide Oral Solution, USP 5mg/5mL

6.      ☐       Product Description Change

Provide the following information for all affected line items.  If you are offering multiple line items, please submit all line items on an Excel spreadsheet.

Product Number	Current Description	Proposed Description

7.      ☒       Miscellaneous Administrative Changes

Provide explanation of changes being proposed on an attachment which do not fit the above administrative changes choices.  (I.e. address change, BPA and/or Incentive Agreement updates, contract administrator, sales point of contact, etc.).  Attach additional sheets as necessary.

Update / correct the physical address that is pulled from the D&B portal and then through the SAM portal.

8.      ☐       Tracking Customer

Provide a detailed explanation of the proposed tracking customer change, including why the proposed tracking customer is an appropriate customer in terms of ensuring that awarded Government pricing and

Addenda to SF-1449 & Award Summary	VA FSS

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discount terms remain representative of market prices and that the Government will continue to benefit from positive price changes.  Explanation may be written here or provided in a separate document.

a. Awarded Tracking Customer
Provide the name of the current tracking customer:

b. Proposed Tracking Customer
Provide the name of the proposed tracking customer:

c. Price Proposal
Provide the following information for all offered line items.  You may replace this suggested form with your own format as long as it contains all required information and attachments as necessary.  If you are offering multiple line items, please submit all line items on an Excel spreadsheet.

-	Product number	-	FSS modification number that added the product
-	Product description	-	Effective date of the modification
-	Commercial list price	-	Awarded FSS tracking customer ratio
-	MFC name	-	Proposed tracking customer
-	MFC price	-	Tracking customer percentage discount off list price
-	MFC percentage discount off list price	-	Tracking customer net price
-	Additional discounts or concessions	-	Tracking customer sales (12 months
-	FSS percentage discount off list price	-	Additional comments
-	FSS price without IFF
-	FSS price with IFF

Verification

☒ I verify that all of the information supplied in this request is current, accurate, and complete.

☒ I verify that the signatory of this document is an authorized signatory for the company.

Disclaimer: Except as provided herein, all terms and conditions of the subject VA Federal Supply Schedule contract, remain unchanged and in full force and effect.

RFM Certification & Authorized Signature

/s/ Charlotte C. Arnold VP & CEO	August 22, 2012
Signature and Title of authorized representative	Date

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04 — Vendor Response Document M5-Q50A-03-R4 SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17 & 30 1. REQUISITION NUMBER N/A PAGE 1 of 2. CONTRACT NO. V797P - 22210 3. AWARD/EFFECTIVE DATE 7-15-12 4. ORDER NO. MODIFICATION NO. N/A 5. SOLICITATION NO. M5-Q50A-03-R4 6. SOLICITATION ISSUE DATE 10/22/2010 7. FOR SOLICITATION INFORMATION CALL: a. NAME: FEDERAL SUPPLY SCHEDULE HELPDESK b. TELEPHONE NO. (No Collect Calls) (708) 786-7737 8. OFFER DUE DATE/LOCAL TIME: N/A 9. ISSUED BY CODE VA National Acquisition Center Federal Supply Schedule Service 001AL-A2-2 PO Box 76, Bldg 37 Hines, IL 60141 Overnight Delivery should be mailed or hand delivered to the address located in Block 16 10. THIS ACQUISITION IS UNRESTRICTED OR See page 4 of the Read Me First document for NAICS codes and size standards under the solicitation. See Clause A-FSS-31 SET ASIDE FOR: SMALL BUSINESS HUBZONE SMALL BUSINES EMERGING SMALL BUSINESS SERVICE DISABLED VETERAN OWNED SMALL BUSINESS 8(A) 11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED SEE SCHEDULE 12. DISCOUNT TERMS Net 60 Days A 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFA 700) 13b. RATING 14. METHOD OF SOLICITATION RFQ IFB RFP 15. DELIVER TO CODE TO BE SHOWN ON EACH ORDER ISSUED UNDER ANY CONTRACT RESULTING FROM THIS SOLICIATION 16. ADMINISTERED BY CODE VA NATIONAL ACQUISITION CENTER FEDERAL SUPPLY SCHEDULE SERVICE 001AL-A2-2 1st AVENUE, 1 BLOCK NORTH OF 22nd STREET BLDG 37 HINES, IL 60141 17a. CONTRACTOR/OFFEROR CODE FACILITY CODE ANIP Acquisitions Company, dba ANI Pharmaceuticals, Inc. 210 Main Street West, PO BOX 370 Baudette MN, 56623 DUNS 14-559-8013 TELEPHONE NO. 218-834-3100 18a. PAYMENT WILL BE MADE BY CODE SEE BLOCK 15

17B. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED SEE ADDENDUM 19. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT FSC CLASS 6510 6515 6530 6532 FSC Group 65, Part I, Section B Drugs, Pharmaceuticals & Hematology Related Products See Continuation of SF-1449 for Schedule of Items (Attach Reverse and/or Attach Additional Sheets as Necessary) 25.ACCOUNTING AND APPROPRIATION DATA SEE BLOCK 15 26. TOTAL AWARD AMOUNT (For Govt. Use Only) ESTIMATED VALUE $ 225,000

 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE ARE NOT ATTACHED. 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ARE ARE NOT ATTACHED. 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED. 29. AWARD OF CONTRACT: REFERENCE FPR OFFER DATED 7-2-12 YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: See Summary of Award. 30a. SIGNATURE OF OFFEROR/CONTRACTOR [ILLEGIBLE] 30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) Charlotte C. Arnold 30c.DATE SIGNED [ILLEGIBLE] 31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) [ILLEGIBLE] Contracting Officer 31b. NAME OF CONTRACTING OFFICER (Type or print) [ILLEGIBLE] 31c. DATE SIGNED 7/12/12 AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE STANDARD FORM 1449 (REV. 3/2005) Prescribed by GSA - FAR (48 CFR) 53.212

Contract Requirements & Reminders VA FSS Page | 4 10506000

DEPARTMENT OF VETERANS AFFAIRS Office of Acquisition, Logistics, and Construction National Acquisition Center P.O. Box 76 Hines, IL 60141

In Reply Refer To:  003A4B

ANIP Acquisitions Company, dba ANI Pharmaceuticals, Inc
Charlotte Arnold
210 Main Street West, PO Box 370
Baudette MN, 56623

RE:  Department of Veterans Affairs Federal Supply Schedule Contract Award

Dear Ms. Arnold:

Enclosed is your firm’s copy of Federal Supply Schedule Contract V797P-2221D(1), effective July 15, 2012 through July 14, 2017 for items awarded under 651B select from drop down menu contract under Federal Supply Schedule Solicitation M5-Q50A-03- R4.  This letter outlines the initial requirements of your newly awarded contract and also provides information on several clauses that you should be aware of for future contract actions.

The information in this letter and the documents referenced in the attached Contract Requirements and Reminders section are available via the Federal Supply Schedule Web Portal:  http://www.fss.va.dov

Thank you in advance for your attention to these matters.  If you have any general questions, please contact your assigned contract specialist, JoLena M. Perkin, at (708) 786-4945 or via email at jolena.perkin@va.gov.

/s/ JoLena M. Perkin

JoLena M. Perkin
Contract Specialist
VA National Acquisition Center
Federal Supply Schedule

Enclosures
1.  Contract Requirements & Reminders
2.  SF-1449
3.  Addendum to SF-1449 Summary of Award
4.  Awarded Pricelist

(1)  The use of Government contract to solicit Government business for non-contract products is fraudulent and subject prosecution

Addenda to SF-1449 & Award Summary	VA FSS

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Sales Reporting & Industrial Funding Fee collection

DUE: WITHIN 60 CALENDAR DAYS OF THE END OF THE REPORTING QUARTER

Sales Reporting

Clause 552.238-74, Industrial Funding Fee and Sales Reporting requires that you submit, quarterly, the dollar value (in U.S. dollars and rounded to the nearest whole dollar) for all sales under the contract during the preceding 3-month period, to include any partial month.  This process is currently completed on-line through the VA Sales Portal.

To access the VA Online Sales Reporting System, visit https://vasalesportal.qsa.gov.

When you first access this system, you will need to setup an account profile by clicking “Register” in the upper left-hand corner of the page and completing all required fields.  Once you have submitted your registration information, your account will be routed to our office for verification and activation.  You will receive a notice informing you that the account has been activated.  At that time you will be able to submit your quarterly sales information, along with electronic payment for any Industrial Funding Fee (IFF) funds due.  Please note the following:

1.              These sales must be loaded on the GSA/VA web portal on or before the 60th calendar day following the completion of each quarter of the contract (any partial month, is to be considered as 1 month for reporting purposes).

2.              Sales for orders that extend beyond the contract period will be reported within 60 days of final payment.

3.              You must log in to the sales portal and enter zeroes into the system is no sales occur during the reporting period.

4.              A close out report entered in to the system within 120 days after the expiration date of the contract is also required.

Additionally, the Government reserves the right to inspect, without further notice, such records of the company that pertain to sales under this contract.  Further, failure or refusal to furnish the required reports or falsification thereof shall constitute cause for terminating the contract for default in accordance with the provisions of your contract.

Industrial Funding Fee Collection

Clause 552.238-74 also requires you to pay the Department of Veterans Affairs (DVA), an Industrial Funding Fee (IFF) at the end of each contract quarter.  The IFF can be paid at the same time as the sales are loaded into the database.  The IFF equals a percentage of the total sales reported to the VA Sales Portal(2).  The IFF reimburses the DVA for the costs of operating portions of the Federal Supply Schedule Program and recoups its operating costs from ordering activities.  This fee will be included in the awarded

(2)  The percentage to be paid can be found in the 552.238-74 Industrial Funding Fee and Sales reporting clause of the solicitation

Contract Requirements & Reminders	VA FSS

price(s) and reflected in the total amount charged to ordering activities.  Remittance for the IFF sales information can be submitted via the VA Sales Portal.

The IFF amount due shall be paid by ACH, electronic funds transfer or through the VA Sales Portal.  Where multiple Special Item Numbers (SINs) and/or contracts are involved, the IFF may no longer be consolidated into one submission.  The following information is required for IFF payments made via ACH/Electronic Transfer of Funds

Receiver Information

Company Name	Department of Veterans Affairs
Street Address f P.O. Box	P.O. Box 7005
City, State, Zip Code	Hines, IL_ 60141
Company Contact	Annette Crayton
Contact Phone	708 786 7523
Federal Taxpayer ID Number	74 1612229

Receiver Bank Account Information

Receiving Bank Name	Department of Treasury
Receiving Bank Contact	Cash Link ACH Receiver
Contract Phone	301 887 6600
Receiving Bank City, State	Richmond, VA
Receiving Bank Routing/Transit Number	051036706
Receiving Bank Capability	CCD+
Receiver’s Account Number	220020
Indicate version of 820 ACH Format used by receiving bank	Standard

Additional information on the IFF and Sales Reporting requirements can be found online:
http://www.va.gov/oalibusiness/fss/sales.asp

FSS Price List Requirements

Important Notices

1.                                      All pricelists must be submitted within the time frames identified in this letter.

2.                                      When requesting a modification to your awarded FSS contract, all pricelists must be updated within 30 days upon receipt of a signed SF-30 document.

3.                                      The accuracy of information and computation of prices is the responsibility of the Contractor.

Addenda to SF-1449 & Award Summary	VA FSS

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FSS Contract Price List(3)
DUE: WITHIN 30 DAYS AFTER DATE OF CONTRACT AWARD

Contractors are required to prepare and submit a paper pricelist for review.

Prior to formally printing and distributing your FSS Paper Pricelist you are required to submit two “proof” copies of your proposed FSS Contract Pricelist to your assigned contracting officer (CO) for their review.  This “proof” shall include a cover page and address each point outlined in the clause.  Upon approval, one “proof’” copy will be returned to you with further instructions for formal printing and distribution.  Failure to follow these instructions may cause you to reprint your FSS price list.

If you choose to use your commercial catalog as your VA FSS contract price list all non-accepted/awarded items must be lined out or deleted and presented in an acceptable manner determined by the contracting officer (CO).

NAC-CM Price List & Contract Catalog Search Tool (CCST)

DUE: WITHIN 30 DAYS AFTER DATE OF CONTRACT AWARD

The contractor is responsible for maintaining the National Acquisition Center Contract Management (NAC-CM) database(4).

The information in this database populates the National Acquisition Center Contract Catalog Search Tool, which allows facilities to browse medical/surgical and pharmaceutical products and services available under Federal Supply Schedule contracts.

The search tool allows the user to locate items using a variety of search criteria, including item description, special item number (SIN) and contract number.  Detailed information is available regarding both the item and the vendor, including contract number; contractor name; contract terms; ordering information; vendor point-of contacts; NAC contracting officer information; and the program/schedule under which it is awarded.

The CCST is available online at: http://www.va.gov/nac/.

GSA Advantage! Price Lists(5)
DUE: WITHIN 6 MONTHS AFTER DATE OF CONTRACT AWARD

NOTE: This clause does not apply to vendors awarded a contract for 65IB Drugs, Pharmaceuticals; & Hematology Related Products SINs that require a prescription

Participation in GSA Advantage! is mandatory for all VA FSS contractors (unless otherwise noted).

(3)  I-FSS-600 Contract Price Lists (Jul 2004)(VARIATION) for 65IIA Medical Equipment &Supplies contracts only AS1521 Contract Price Lists (Jun 2005) for 65IB Drugs, Pharmaceuticals, & Hematology related products contracts only I-FSS-600 Contract Price Lists (JUL 2004) used for all other Commodities contracts.

(4)  Blank spreadsheet and instructions for completion are enclosed.

(5)  I-FSS-597 GSA Advantage!™ (SEP 2000)

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GSA Advantage! is a menu-driven database system that provides contracting officers and purchasing agents with on-line access to all VA Federal Supply Schedule contracts, including the option to purchase online with a P-Card.

There is no cost associated with submitting your electronic catalog (SCAT) through GSA’s Schedule Input Program (SIP).  Likewise, there is no additional charge for processing orders placed through GSA Advantage!

The most recent release of the SIP can be downloaded from http://vsc.gsa.gov/sipuser/sip download.cfm; however, if you prefer, you may work with a third-party service to publish your contract information on GSA Advantage!  (NOTE:  these companies charge a fee for their services).

GSA Advantage! PO Portal

The “PO Portal” gives VA FSS Schedule contractors quick and easy access to purchase orders placed by federal agencies using GSA Advantage! or eBuy.  Using this website you may view, print, or download your purchase orders.  In addition, you may easily send status for each order and status information you send is provided directly to the ordering customer(s) keeping them better informed and eliminating the need to contact you for order status.

Registration for the PO Portal can only be accessed via a GSA generated email notice.  This email will contain a link to the registration page.  A notice to register will only be sent to the contractor once an order is received by GSA.

Additional Information regarding these electronic tools can be found online:

VA eTools:  http://www.va.gov/oal/business/fss/etoolsVA.asp
GSA eTools:  http://www.va.qov/oal/business/fss/etoolsGSA.asp

Request for Modification (RFM)

You may request a modification to your awarded contract at any time throughout the term of the contract for: product addition, product deletions, price increases, price decreases, administrative changes (including changes to awarded terms and conditions).  Each request must conform to the requirements identified in the solicitation and all information must be current, accurate, and complete so the assigned contracting officer may make a fair and reasonable determination.

Important Notices

1. Unless otherwise noted or agreed upon, all solicitation clauses and awarded terms and conditions apply to any resultant contract modification.

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2.  All contract modifications must be emailed to helpdesk.ammhinfss@va.dov with the subject line “RFM — Contract Number — FSS Schedule’ (e.g. RFM-V797P/D-XXXXX-651B).  As this email address is the central portal for the FSS Service, modification requests that do not include this reference may be misdirected and thereby the review and process of your request may be delayed.

3.  Unless otherwise directed, we do NOT accept hard copies of RFMs.  If the electronic file is 5mb or larger, please submit the RFM package on CD to our mailing address.

4.  The effective date of all awarded modifications will occur on either the 1st or 15th of the month.  The effective date of the modification will be assigned by the approving Contract Officer.

5.  Approval of the RFM will be evidenced by contractor receipt of a SF-30 document signed by a NAC FSS Contracting Officer.

The most recent version of the modification form can be found online:
http://www.va.gov/oal/business/fss/modForms.asp

Additional information about the modification process can be found online:
http://www.va.qovioal/businessfiss/rfmProcess.asp

VA National Acquisition Center
Federal Supply Schedule Service
PO Box 76, Bldg 37
1st Ave, North of Cermak Road
Hines, IL 60141

Annual Registration Requirements

Affirmative Action Plan(6)

DUE: WITHIN 120 DAYS AFTER DATE OF CONTRACT AWARD (IF REQUIRED)

If the estimated value of your contract exceeds $50,000 and your firm has 50 or more employees, your firm is required to develop and maintain a written Affirmative Action Plan (AAP) for each of its establishments.  You may seek technical assistance from the Office of Federal Contract Compliance Programs (OFCCP) online - http://www.dolciovidol/topic/hiring/affirmativeact.htm; this website provides useful contact information as well as a sample AAP for your reference.

You are to keep a copy of your AAP on file and, if requested, provide a copy to OFCCP in the event of a compliance review.  In the event of an OFCCP review, this office requests that you submit confirmation of your compliance via fax or email to your assigned Contracting Officer.

Central Contractor Registration

Contractors must renew their Central Contractor Registration (CCR) annually or the CCR database will cancel the registration.  You may renew and update your CCR registration online:  http://www.ccroov.

(6)  Affirmative Action (AA) Compliance (41 CFR 60-1 & 60-2)(52.212-3(d))

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Online Representations and Certifications Application

If your firm completed the Online Representations and Certifications Application (ORCA) in lieu of paragraphs (c) through (m) of 52.212-3 Offer Representations and Certifications — Commercial Items of the solicitation, your firm must renew its ORCA application annually or the registration will be cancelled.  You may renew and update your ORCA registration online: https://orca.bpn.gov/.

Vets-100

Your firm is required to file a VETS-100 report with the Department of Labor (DOL) by September 30th of each year of the contract.  The contractor is required to contact the Department of Labor by phone at (703) 461-2460 or website http://wvvw.dol.gov/vets/procirams/fcp/main.htm to obtain the necessary information to complete the VETS-100 report.

Other compliance requirements can be found online:
http://www.va.gov/oal/business/fss/cornpliance.asp

EEO/Fair Labor Standards Act Posters

Finally, the Department of Labor requires federal contractors to post posters describing the Equal Employment Opportunity Act and the Fair Labor Standards Act in a prominent location for the duration of your contract.

These are available online at: http://www.dol.gov/compliance/topics/posters.htm

Useful Web Sites

VA Federal Supply Schedule Service FSS Help Desk	http://www.fss.va.gov http://www.va.gov/oal/businessifss/contacts.asp
VA FSS Social Media

VA FSS Service Linkedln	http://www.linkedin.com/pub/va-fss-service/34/166/711

VA FSS Service GSA Interact	http://interact.gsa.gov/users/va-fss-service

RSS Feed	http://www.fss.va.gov/pressreleases/summary.asp
Managing Your VA FSS Contract	http://www.va.gov/oal/business/fss/contractors.asp
VA FSS Modification Forms	http://www.va.gov/oal/business/fss/modForms.asp
FSS Sales Reporting & Industrial Funding Fee	http://www.va.gov/oal/business/fss/sales.asp
FSS Price List Requirements	http://www.va.gov/oal/business/fss/contractors.asp
NAC Contract Catalog Search Tool	http://www.va.gov/nac
GSA Advantage! Vendor Start-Up Kit	https://vsc.qsa.gov/sipuser/startup kit.cfm
GSA Vendor Support Center	http://www.vsc.gsa.gov
GSA Schedule Input Program (SIP)	http://vsc.qsa.gov/sipuserfsip_download.cfm
GSA SIP Training (Products & Services)	https://vsc.gsa.gov/training/online_training_req.cfm

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GSA Advantage! PO Portal	https://www.poportal.qsa.gov
Annual Registration Requirements
Affirmative Action Plan	http://www.dol.gov/ofccpAndex.htm
CCR	http://www.ccr.gov
ORCA	https://orca.bpn.gov/
Vets-100	http://www.doI.gov/vets/programs/fcp/main.htm
EEO/Fair Labor Standards Act Posters	http://www.dol.goy/compliance/to pics/posters.htm

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Addenda to SF-1449
Summary of Award

VA FSS Contract V797P-2221D

The use of this Government contract to solicit Government business for non-contract products is fraudulent and subject to prosecution.

Contract Documents

ANIP Acquisition Company, dba ANI Pharmaceuticals 65I8
Drugs, Pharmaceuticals and Hematology Products contract under Federal Supply Schedule Solicitation M5-Q50A-03- R4, effective 7/15/2012 through 7/14/2017, consists of the following documents:

FAR 52.212-4 Contract Terms and Conditions — Commercial Items and Addenda
FAR 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items
The contractor will participate in Public Law 109-364 Disaster Recovery Purchasing Program.
The contractor will participate in Public Law 111-5 American Recovery and Reinvestment Act.

Amendment(s)	4 Amendments
Proposal	ANIP Acquisition Company, dba ANI Pharmaceutical offer dated 8/9/2011 revised 6/28/2012
Revision(s) — revise to be same as cover page section	9/10/18/11, 5/4/12, and 6/28/12
Final Proposal Revision Letter	7/2/12 Charlotte C. Arnold, VP and CFO
Subcontracting Plan	N/A
Commercial Pricelist	ANI Rx Product List June 2012
Awarded Pricing	See awarded pricing attachment

a. Pricing Terms and Conditions as agreed to are listed below:

Awarded Special Item Number(s) & Maximum Order	$250,000 per item $1,000,000 per order
Basic Discount	42-2A: 37% to 48% 42-2B: 42.31% to 88.64%
Basic Discount (covered drug “Dual Pricing”	Not Applicable
Quantity Discount (Per SIN)	None
Payment Terms	Net 60 Days
Minimum Order	1 Case
Standard Delivery Time	10 Days After receipt of order (ARO)
Expedited Delivery Time	2 Days After receipt of order (ARO) ordering facility responsible for the difference in stardard and expedited delivery
FOB Point(s)	FOB Destination within the 48 Contiguous states and DC, POE to Alaska, Hawaii, and

Puerto Rico
Warranty Provision	Governments Warranty 52.212-4 (o)(p)
Returned Goods Policy	See Attachment 2
Installation	N/A
Training	N/A
Annual Rebate	N/A
Credit Card Acceptance	No the offeror does not accept credit cards Not Applicable. The offeror does not accept cc, Waived due to Public Law 102-585
Rental/Lease Agreement	N/A
Service Agreement	N/A
Other	N/A
Commercial Price List	June 2012
No Awards	NDC’s 62559-1110-01, and 62559-1110-07

b. Tracking Customer

552.238-75 Price Reduction Clause and 552.243-72 Modifications for the purpose of the Price Reduction provisions and Price Increase provisions of this contract, the Government and contractor agree that this contract shall be predicated on the following customer(s) or category(ies) of customer(s): “All Commercial Customers for 42-2A, and CVS, MHA, and Walgreens for 42-2B”.  During the course of this contract, for any sales under the maximum order, the price relationship of Where the FCP is the awarded selling price, the tracking customer ratio does not apply until the tracking customer price falls below the FCP.  At that time a 1:1 ratio applies for all 42-2A, the ratio for 42-28 is .98 to 1:00 and effective immediately shall be maintained.  This is not applicable for deviation sales previously disclosed.

If the identified tracking customer’s contract/agreement has been canceled, terminated, has expired, or the tracking customer has merged with another group, the assigned contract specialist shall be notified within 10 days after the event occurs, and if possible, before the event occurs.  At such time the Contractor will negotiate in good faith with the Contracting Officer to establish a successor tracking customer.

c. Economic Price Adjustment

552.216-70 Economic Price Adjustment Clause — FSS Multiple Award Schedule Contracts (of the solicitation applies to all items awarded under this contract.

d. Tax ID Number

Your Tax I.D. number may be included on the published pricelist to facilitate payment by ordering activities.

The sole purpose of funds provided by the accounting data in Block 25 of the SF1449 is to fund the guaranteed minimum of $2,500 as stated in contract clause I-FSS-106; however, the funds obligated at time of award do not constitute an order for supplies or services under this contract.

Rx Product List - Effective June 2012

NDC	Product Description	National Brand Equivalent	Country of Origin	Size	Case Pack	Inner Pack	AWP	WAC
42769-1380-7	Hydrocortisone Rectal Suspension, USP (Retention) 100mg/60mL	Cortenema®	USA	7 x 60mL	12	7	$74.66	$45.35
62559-1110-1	Cortenema® (Hydrocortisone Retention Enema)	Cortenema®	USA	1 x 60mL	60	0	$12.42	$9.28
62559-1110-7	Cortenema® (Hydrocortisone Retention Enema)	Cortenema®	USA	7 x 60mL	12	7	$83.89	$54.58
62559-110-16	Metocloprarnide Oral Solution USP 5mg/5mL, Previsous Code 62559-1106-6	Reglan®	USA	16 oz	12	0	$18.70	$6.50
62559-149-01	Estreified Estrogens and Methyltestosterone Tablets 1.25 mg/2.5 mg Previous Code 62559-1490-0	Estratest®	China	100s	12	0	$213.75	$135.00
6259-150-01	Estreified Estrogens and Methyltestosterone Tablets 0.625 mg/1.25 mg Previous code 6259-1507-0	Estratest HS®	India	100s	12	0	$177.95	$112.00
62559-153-04	Opium Tincture, USP (Deodorized, (10 mg/mL)	N/A	USA	118 mL (4 fl oz)	6	0	$740.00	$450.00
62559-158-01	Fluvoxamine Maleate Tablets, USP 25mg Previouse Code 42769-1222-0	Luvoxe®	USA	100s	12	0	$230.00	$55.00
62559-159-01	Fluvoxamine Maleate Tablets, USP 50 mg Previouse Code 42769-1225-0	Luvoxe®	USA	100s	12	0	$257.00	$60.00
62559-160-01	Fluvoxamine Maleate Tablets, USP 100 mg Previouse Code 42 769-122 1-0	Luvoxe®	USA	100s	12	0	$263.00	$65.00
62559-165-01	Reglan® (Metoclopramide tablets, USP) 5 mg	Reglan®	USA	100s	12	0	$248.44	$19835
62559-166-01	Reglan® (Metoclopramide tablets, USP) 10 mg	Reglan®	USA	100s	12	0	$248.44	$198.75

SIN#	NDC 1	NDC 2	NDC 3	Generic Name	Trade name	Package Size	Unit of Sale	Quantity in Unit of Packaging	Tracking Ratio	FSS Single Price with IFF ($)	Awarded “A”
42-2A	62559	165	01	Metoclopramide Tablets, USP 5 mg	Reglan (Metoclopramide Tablets, USP) 5 mg	100	Each	12 Bottles = 1 Case	1.00	$104.56	A
42-2A	62559	166	01	Metoclopramide Tablets, USP 10 mg	Reglan (Metoclopramide Tablets, USP) 10 mg	100	Each	12 Bottles = 1 Case	1.00	$126.76	A

SIN#	NDC 1	NDC 2	NDC 3	Generic Name	Trade name	Package Size	Unit of Sale	Quantity in Unit of Packaging	Tracking Ratio	FSS Single Price with IFF ($)	Awarded “A”
42-2B	42769	1380	7	Hydrocortisone Rectal Suspension, USP	Cortenema (Hydrocortisone Retention Enema)	7 x 60 mL	Each	12 Boxes = 1 Case	0.98	$7.61	A
42-2B	62559	1106	6	Metoclopramide Oral Solution USP	Reglan Syrup	16 oz.	Each	12 Bottle = 1 Case	0.99	$3.77	A
42-2B	62559	0158	01	Fluvoxamine Maleate Tablets, USP 25 mg	Luvox	100	Each	12 Bottle = 1 Case	0.99	$6.28	A
42-2B	62559	0159	01	Fluvoxamine Maleate Tablets, USP 50 mg	Luvox	100	Each	12 Bottle = 1 Case	0.99	$7.60	A
#REF!	62559	0160	01	Fluvoxamine Maleate Tablets, USP 100 mg	Luvox	100	Each	12 Bottle = 1 Case	1.00	$10.50	A

ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc.	Company Policy/Procedure	Policy Number: CP-001 v 1.0 Effective: 01-July-2012 Supercedes: Rev 2 Dated: Feb 2008

Return Goods Policy and Procedure
For the United States Government

1.                                      Purpose

The purpose of this policy is to define the parameters under which we will accept goods returned to us from the United States Government, as well as the procedure for handling such returned goods.

2.                                      Scope

This procedure will be used when it is necessary to process goods returned from the United States Government.

3.                                      Abbreviations

ANI — ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc.
Customer — United States Government entities
POD — Proof of destruction
RGA — Return Goods Authorization

4.                                      Definitions

Customer—United States Government entities

5.                                      Guidelines

None.

6.                                      Responsibilities

The processing of returned goods is the responsibility of Customer Service, Receiving, and Finance.

7.                                      Procedure

TERMS AND CONDITIONS

•                                          ANI reserves the right to refuse return claims in excess of two percent (2%) of the United States Government’s annual purchases.  All returns must be pre-approved by the Customer Service Department, CustomerService@ANIPharmaceuticals.com or 800-434-1121, ext. 3607.  Such pre-approvals shall not affect ANI’s right to determine if the Products do not otherwise qualify as returnable for credit.

NON-RETURNABLE ITEMS

•                                          Product that is not within ninety (90) days of expiration.

•                                          Product more than twelve (12) months past expiration date.

•                                          Product sold on a non-returnable basis

•                                          Unlabeled

•                                          Partially labeled

•                                          Have been donated

ANI Acquisition Company d/b/a ANI Pharmaceuticals, Inc.	Company Policy/Procedure	Policy Number: CP-001 v 1.0 Effective: 01-July-2012 Supercedes: Rev 2 Dated: Feb 2008

For Return Goods Policy and Procedure
the United States Government

•                                          Purchased at sacrifice

•                                          Fire or bankruptcy sales

•                                          Sold on a non-returnable basis

•                                          Partial product that was sold in packaging marked “Not for Individual Sale” (such as, but not limited to Hydrocortisone 7’s or Cortenema 7’s)

•                                          Partial product, product with broken seals, or product that has been opened, except where required by law.

•                                          Product damaged at the Customer’s warehouse or store level.

•                                          Product exposed to fire, smoke, heat, water or other adverse environmental conditions, and/or improper handling and/or storage.

•                                          Packages which have been marked or disfigured in any way.

•                                          Packages with missing, torn, damaged or unreadable labels.

•                                          Outdated returns totaling less than $100.00.

•                                          Product that was ordered by the Customer in error, unless ANI receives notification in writing before the products are shipped.

Be advised that ANI reserves the right to destroy or deny credit for, products which are not returned in compliance with this policy which are unfit or unsafe for sale, that are returned without prior authorization, or that are destroyed without prior authorization.

RETURNABLE ITEMS

Outdated and Damaged Goods

•                                          Short dated product that is within ninety (90) days of expiration.

•                                          Expired product, but not more than twelve (12) months past expiration date.

•                                          Concealed damage claims made within 60 days of receipt.

•                                          Products damaged in shipping to Customer accompanied by a signed bill of lading noting such damage.  (Claims must be made within 10 days.)

•                                          Product that is shipped to the Customer in error (without having an order for it).  Claims must be made within 10 days of receipt of product.

PROCEDURE FOR RETURNING ITEMS

•                                          All requests for returns must be in writing via e-mail, mail or fax.

•                                          Requests must include the following

•                                          Customer name

•                                          “Ship to” address if different than “Bill to” address

•                                          Proof of purchase in the form of invoice number of original purchase (If there are multiple items returned from different invoices, then all invoice numbers must accompany the request)

•                                          Item name

•                                          Quantity

ANI Acquisition Company d/b/a ANI Pharmaceuticals, Inc.	Company Policy/Procedure	Policy Number: CP-001 v 1.0 Effective: 01-July-2012 Supercedes: Rev 2 Dated: Feb 2008

For Return Goods Policy and Procedure
the United States Government

•                                          NDC number

•                                          Lot number

•                                          Expiration date

•                                          Reason for return

•                                          After review, a return authorization number will be issued via fax, e-mail or mail.

•                                          Place the RA# on the outside of all packages or shipments will not be accepted by ANI.

•                                          If customer chooses to destroy product in lieu of returning it, authorization of destruction is required.  Request to destroy should be done when Return Goods Authorization is requested.  Proof of destruction is then required by ANI.

•                                          Destruction without authorization could result in non-payment of credit request

•                                          Credit will not be given for any additional items returned without authorization.

•                                          Customer is responsible for processing fees.

All transportation charges for returns must be prepaid by Customer.  When using third party handlers and/or reverse distributors, credit will be issued based upon the reports submitted by the third party handler/reverse distributor.  Fees for the third party service must be paid by the Customer.  ANI will not be responsible for these fees.

CREDIT HANDLING

•                                          Credit or equivalent replacement product will be issued within thirty (30) days of receipt of outdated, short-dated, or unsalable product accompanied with the pre-approval numbered return authorization form.  Return must be made within thirty (30) days of authorization.

•                                          Credit or equivalent replacement product will be allowed on all ANI products returned in unopened, original labeled package, no more than ninety (90) days prior to expiration and up to one (1) year past expiration date and in accordance with and subject to the other terms and conditions of this Return Goods Policy.  Returns will ‘be credited at the lesser of acquisition cost (contract price) or current price.  Customer will receive a credit memo from ANI.

•                                          ANI reserves the right to destroy, without giving credit for, products which are not returned in compliance with this policy and which are unfit or unsafe for sale.  The return of such products by ANI to the facility submitting the returned products may violate regulations established by the FDA.

•                                          Returns should be sent to:

ANI Pharmaceuticals, Inc.

210 Main Street W

Baudette, MN 56623

Attn: Warehouse-Returns

ANI Acquisition Company d/b/a ANI Pharmaceuticals, Inc.	Company Policy/Procedure	Policy Number: CP-001 v 1.0 Effective: 01-July-2012 Supercedes: Rev 2 Dated: Feb 2008

For Return Goods Policy and Procedure
the United States Government

DISCLAIMER

ANI products received by ANI not meeting the above guidelines will not be returned and credit will not be issued.  These policies are subject to applicable stale and/or other regulatory agency’s regulations.  Customers must have an open and active account in order to receive credit for approved returned or destroyed merchandise.

8.                                      Approvals

Leslie Nicholson, Customer Service Associate	Date

Chad Turner, Controller	Date

Charlotte Arnold, Vice President & CFO	Date